December 11, 2019

Pzena Emerging Markets Value Fund
A series of Advisors Series Trust

Investor Class PZVEX
Institutional Class PZIEX

Supplement to the Summary Prospectus dated June 28, 2019

Effective December 12, 2019, Pzena Investment Management, LLC (the “Adviser”), investment adviser of the Pzena Emerging Markets Value Fund (the “Fund” or “Emerging Markets Fund”), has contractually agreed to reduce the Fund’s Expense Cap to 1.08% (the “Expense Cap”). The Expense Cap will be in place at least through June 27, 2021.

Summary Prospectus

In connection with this reduction, the “Fees and Expenses of the Fund” section on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets Fund.

SHAREHOLDER FEES (fees paid directly from your investment)		Investor Class		Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)		1.00%		1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.00%		1.00%
Distribution and Service (Rule 12b-1) Fees		0.25%		None
Other Expenses (includes Shareholder Servicing Plan Fee)		0.37%		0.27%
Shareholder Servicing Plan Fee	0.10%		None
Total Annual Fund Operating Expenses(1)		1.62%		1.27%
Less: Fee Waiver(2)		-0.18%		-0.18%
Total Annual Fund Operating Expenses After Fee Waiver		1.44%		1.09%

(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Fee Waivers and Expense Reimbursement provided in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Emerging Markets Fund and does not include 0.01% that is attributed to acquired fund fees and expenses (“AFFE”).

(2)
Pzena Investment Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Emerging Markets Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding AFFE, interest expense, taxes, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and any other class-specific expenses) do not exceed 1.08% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least June 27, 2021, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived and paid, subject to the Expense Cap.

Example. This Example is intended to help you compare the cost of investing in the Emerging Markets Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense

Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$147	$494	$864	$1,907
Institutional Class	$111	$385	$680	$1,518

*   *   *   *   *   *   *   *   *   *

Please retain this Supplement with the Summary Prospectus for future reference.